UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2013

FS Investment Corporation II

(Exact name of Registrant as specified in its charter)

Maryland	814-000926	80-0741103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 27, 2013, FS Investment Corporation II’s (“FSIC II”) newly formed, wholly-owned, special-purpose financing subsidiary, Cooper River LLC (“Cooper River”), entered into a revolving credit facility (the “Credit Facility”) with Citibank, N.A. (“Citibank”), as administrative agent, and the financial institutions and other lenders from time to time party thereto. The Credit Facility provides for borrowings in an aggregate principal amount up to $200,000,000 on a committed basis.

FSIC II may contribute cash or debt securities to Cooper River from time to time, subject to certain restrictions set forth in the Credit Facility, and will retain a residual interest in any assets contributed through its ownership of Cooper River or will receive fair market value for any debt securities sold to Cooper River. Cooper River may purchase additional debt securities from various sources. Cooper River has appointed FSIC II to manage its portfolio of debt securities pursuant to the terms of an investment management agreement. Cooper River’s obligations to Citibank under the Credit Facility are secured by a first priority security interest in substantially all of the assets of Cooper River, including its portfolio of debt securities. The obligations of Cooper River under the Credit Facility are non-recourse to FSIC II.

Borrowings under the Credit Facility accrue interest at a rate equal to the three-month London Interbank Offered Rate plus 1.75% per annum during the first two years of the facility and 2.00% per annum thereafter. Interest is payable quarterly in arrears. Borrowings under the Credit Facility are subject to compliance with an equity coverage ratio with respect to the current value of Cooper River’s portfolio and a loan compliance test with respect to the initial acquisition of each debt security in Cooper River’s portfolio.

Beginning June 24, 2013, Cooper River will be required to pay a non-usage fee to the extent the aggregate principal amount available under the Credit Facility has not been borrowed. Outstanding borrowings under the Credit Facility will be amortized beginning nine months prior to the scheduled maturity date of March 27, 2016. Any amounts borrowed under the Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on March 27, 2016. Cooper River paid a structuring fee and incurred certain other customary costs and expenses in connection with obtaining the Credit Facility.

In connection with the Credit Facility, Cooper River has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default included in financing transactions, the Credit Facility contains the following events of default: (a) the failure to make principal payments when due or interest payments within five business days of when due; (b) the insolvency or bankruptcy of Cooper River or FSIC II; (c) the failure of Cooper River to be beneficially owned and controlled by FSIC II; (d) the resignation or removal of FSIC II as Cooper River’s investment manager; and (e) GSO / Blackstone Debt Funds Management LLC or any affiliate thereof or any replacement thereof approved in writing by Citibank no longer serving as the investment sub-adviser to FSIC II. Upon the occurrence of an event of default, Citibank may declare the outstanding principal and interest and all other amounts owing under the Credit Facility immediately due and payable. During the continuation of an event of default, Cooper River must pay interest at a default rate.

Borrowings of Cooper River will be considered borrowings of FSIC II for purposes of complying with the asset coverage requirements under the Investment Company Act of 1940, as amended, applicable to business development companies.

In connection with the Credit Facility, on March 27, 2013, Cooper River entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Citibank and Cooper River CBNA Loan Funding LLC, an affiliate of Citibank (“CBNA Funding”). Pursuant to the terms of the Merger Agreement, Cooper River acquired certain debt securities through the merger of CBNA Funding with and into Cooper River. Pursuant to the Merger Agreement, Cooper River paid approximately $65.1 million for the portfolio of debt securities held by CBNA Funding.

In connection with the closing of the Credit Facility, FSIC II contributed approximately $52.5 million in cash to Cooper River. Cooper River used approximately $14.2 million of borrowings under the Credit Facility, together with cash contributed by FSIC II, to fund its acquisition of CBNA Funding and to pay certain fees and expenses in connection with the establishment of the Credit Facility.

The foregoing descriptions of the Credit Facility and related agreements as set forth in this Item 1.01 are summaries only and are each qualified in all respects by the provisions of such agreements, copies of which are attached hereto as Exhibits 10.1 through 10.5 and are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to the future performance of FSIC II. Words such as “believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and some of these factors are enumerated in the filings FSIC II makes with the SEC. FSIC II undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	Loan Agreement, dated as of March 27, 2013, by and between Cooper River LLC, the financial institutions and other lenders from time to time party thereto and Citibank, N.A., as administrative agent.

10.2	Account Control Agreement, dated as of March 27, 2013, by and between Cooper River LLC, Citibank, N.A and Virtus Group, LP.

10.3	Security Agreement, dated as of March 27, 2013, by and between Cooper River LLC and Citibank, N.A.

10.4	Agreement and Plan of Merger, dated as of March 27, 2013, by and among Cooper River LLC, Cooper River CBNA Loan Funding LLC and Citibank, N.A.

10.5	Investment Management Agreement, dated as of March 27, 2013, by and between FS Investment Corporation II and Cooper River LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation II

Date: March 28, 2013	By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Loan Agreement, dated as of March 27, 2013, by and between Cooper River LLC, the financial institutions and other lenders from time to time party thereto and Citibank, N.A., as administrative agent.

10.2	Account Control Agreement, dated as of March 27, 2013, by and between Cooper River LLC, Citibank, N.A and Virtus Group, LP.

10.3	Security Agreement, dated as of March 27, 2013, by and between Cooper River LLC and Citibank, N.A.

10.4	Agreement and Plan of Merger, dated as of March 27, 2013, by and among Cooper River LLC, Cooper River CBNA Loan Funding LLC and Citibank, N.A.

10.5	Investment Management Agreement, dated as of March 27, 2013, by and between FS Investment Corporation II and Cooper River LLC.